                                FIRST AMENDMENT



                  FIRST AMENDMENT (this "Amendment"), dated as of April 25, 2000, among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limited liability company ("Holdings"), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the "Borrower"), the Banks party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent") and DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as Syndication Agent (the "Syndication Agent") (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in Section 10 of the Credit Agreement referred to below).


                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, Holdings, the Borrower, the Banks, the Administrative Agent, the Documentation Agent and the Syndication Agent are parties to a Credit Agreement, dated as of July 1, 1999; and

                  WHEREAS, the parties hereto wish to amend the Credit Agree-ment on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

I.       AMENDMENTS
         ----------

                  1. Section 1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following new clauses (f) and (g):

                  "(f) Subject to and upon the terms and conditions set forth herein, each Bank with a Tranche 2 Revolving Loan Commitment severally agrees, at any time and from time to time on and after the First Amendment Effective Date and prior to the Tranche 2 Conversion Date, to make a revolving loan or revolving loans (each, a "Tranche 2 Revolving Loan" and, collectively, the "Tranche 2 Revolving Loans") to the Borrower, which Tranche 2 Revolving Loans (i) shall be made and maintained in Dollars, (ii) shall, at the option of the Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, (iii) may be repaid and reborrowed in accordance with the provisions hereof and (iv) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the Tranche 2 Revolving Loan Commitment of such Bank at such time.

                  (g) The Borrower and each Bank agree that, at 9:00 A.M. (New York time) on the Tranche 2 Conversion Date, the outstanding principal amount of all Tranche 2 Revolving Loans shall (unless the outstanding Tranche 2 Revolving Loans have been declared (or have become) due and payable pursuant to this Agreement), without any notice or action by any party, automatically convert to and thereafter constitute Tranche 2 Converted Term Loans (each, a "Tranche 2 Converted Term Loan" and, collectively, the "Tranche 2 Converted Term Loans") owing to such Banks hereunder. The Tranche 2 Converted Term Loans of each Bank (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, and (ii) shall not exceed in initial principal amount for such Bank an amount which equals the aggregate principal amount of Tranche 2 Revolving Loans owed to such Bank and outstanding immediately prior to such conversion. Once repaid, Tranche 2 Converted Term Loans may not be reborrowed."

                  2. Section 1.03(a) of the Credit Agreement is hereby amended by deleting clause (ii) thereof and inserting in lieu thereof the following new clause (ii):

         "(ii) whether the respective Borrowing shall consist of A Term Loans, B Term Loans, C Term Loans, Revolving Loans or Tranche 2 Revolving Loans,".

                  3. Section 1.05(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  4. (a) At the request of any Bank, the Borrower's obligation to pay the principal of, and interest on, the Loans made by such Bank to the Borrower shall be evidenced (i) if A Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each an "A Term
Note" and, collectively, the "A Term Notes"), (ii) if B Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each a "B Term Note" and, collectively, the "B Term Notes"), (iii) if C Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "C Term Note" and, collectively the "C Term Notes"), (iv) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes'), (v) if Swingline Loans, by a promissory note substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (the "Swingline Note") and (vi) if Tranche 2 Revolving Loans or Tranche 2 Converted Term Loans by a promissory note substantially in the form of Exhibit B-6, with blanks appropriately completed in conformity herewith (each a "Tranche 2 Revolving/Converted Term Note" and, collectively, the "Tranche 2 Revolving/ Converted Term Notes").

                  5. Section 1.05 of the Credit Agreement is hereby further amended by (i) redesignating clauses (f) and (g) thereof as clauses (g) and (h), respectively, and (ii) inserting the following new clause (f) immediately following clause (e) thereof:

                  "(f) The Tranche 2 Revolving/Converted Term Note issued to any Bank that has a Tranche 2 Revolving Loan Commitment or outstanding Tranche 2 Converted Term Loans shall (i) be executed by the Borrower,
         (ii) be payable to the order of such Bank and be dated the date of issuance, (iii) be in a stated principal amount equal to the Tranche 2 Revolving Loan Commitment of such Bank (or, in the case of any Tranche 2 Revolving/Converted Term Note issued after the Tranche 2 Conversion Date, in a stated principal amount equal to the outstanding principal amount of the Tranche 2 Converted Term Loan of such Bank on the date of issuance thereof), (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and be secured by the Security Documents."

                  6. Section 1.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "1.07 PRO RATA BORROWINGS. All Borrowings of Term Loans under the Agreement shall be incurred by the Borrower from the Banks PRO RATA on the basis of their A Term Loan Commitments (and after the termination thereof, A Term Loans), B Term Loan Commitment (and after the termination thereof, B Term Loans) and C Term Loan Commitment (and after the termination thereof, C Term Loans). All Borrowings of Revolving Loans under this Agreement shall be incurred by the Borrower from the Banks PRO RATA on the basis of their Revolving Loan Commitments, as the case may be, PROVIDED that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the RC Banks PRO RATA on the basis on their Revolving Percentages. All Borrowings of Tranche 2 Revolving Loans under this Agreement shall be incurred by the Borrower from the Banks, and Tranche 2 Revolving Loans shall be converted into Tranche 2 Converted Term Loans on the Tranche 2 Conversion Date, PRO RATA on the basis of their Tranche 2 Revolving Loan Commitments. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder."

                  7. Section 1.09 of the Credit Agreement is hereby amended by deleting clause (vii) thereof in its entirety and by inserting in lieu thereof the following new clause (vii):

                  "(vii) no  Interest  Period in respect of any  Borrowing  of A
         Term Loans, B Term Loans, C Term Loans or Tranche 2 Converted Term Loans shall be selected which extends beyond any date upon which a Scheduled Repayment will be required to be made under Section 4.02(b),
         (c), (d) or (e), if the aggregate principal amount of such A Term Loans, B Term Loans, C Term Loans or Tranche 2 Converted Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Tranche of Term Loans or Tranche 2 Converted Term Loans, as the case may be, then outstanding less the aggregate amount of such required Scheduled Repayment."

                  8. Section 3.01 of the Credit  Agreement is hereby  amended by
(i) redesignating clause (e) thereof as clause (f) and inserting immediately following clause (d) thereof the following new clause (e):

                  "(e) The Borrower agrees to pay to each Bank with a Tranche 2 Revolving Loan Commitment a commitment fee (the "Tranche 2 Commitment Fee") for the period from and including the First Amendment Effective Date to, but not including, the Tranche 2 Conversion Date, computed at a rate equal to the Applicable Commitment Fee Percentage on the average daily Unutilized Tranche 2 Commitment of such Bank. Accrued Tranche 2 Commitment Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and the Tranche 2 Conversion Date.

                  9. Section 3.02 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "3.02 VOLUNTARY TERMINATION OF COMMITMENTS. (a) Upon at least two Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to permanently reduce the Total Unutilized Revolving Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions to the Total Unutilized Revolving Commitment, PROVIDED that each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each RC Bank.

                  (b) Upon at least  two  Business  Days'  prior  notice  to the
         Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to permanently reduce the Total Unutilized Tranche 2 Revolving Loan Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions to the Total Unutilized Tranche 2 Revolving Loan Commitment, PROVIDED that each such reduction shall apply proportionately to permanently reduce the Tranche 2 Revolving Loan Commitment of each Bank with a Tranche 2 Revolving Loan Commitment."

                  10. Section 3.03 of the Credit Agreement is hereby amended by deleting clauses (d) and (e) thereof and by inserting in lieu thereof the following new clauses (d), (e), (f) and (g):

                  "(d) The Total Tranche 2 Revolving Loan Commitment (and the Tranche 2 Revolving Loan Commitment of each Bank) shall terminate in its entirety on the Tranche 2 Conversion Date.

                  (e) On each date after the Initial Borrowing Date upon which a mandatory repayment of Term Loans or Tranche 2 Converted Term Loans pursuant to any of Sections 4.02(f) through (j), inclusive, is required and exceeds in amount the aggregate principal amount of Term Loans or Tranche 2 Converted Term Loans then outstanding

         (or would be required if such Term Loans or Tranche 2 Converted Term Loans were then outstanding), the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans or Tranche 2 Converted Term Loans were actually outstanding) exceeds the aggregate principal amount of such Term Loans or Tranche 2 Converted Term Loans then outstanding.

                  (f) On each date prior to the Tranche 2 Conversion Date upon which a mandatory reduction of the Total Revolving Loan Commitment pursuant to Section 3.01(e) is required and exceeds in amount the Total Revolving Loan Commitment, the Total Tranche 2 Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Section (determined as if an unlimited Total Revolving Loan Commitment existed at such time) exceeds the Total Revolving Loan Commitment at such time.

                  (g) Each reduction to the Total Revolving Loan Commitment or the Total Tranche 2 Revolving Loan Commitment pursuant to this Section
         3.03 shall be applied proportionately to reduce the Revolving Loan Commitment or the Tranche 2 Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment."

                  11. Section 4.01(i) of the Credit Agreement is hereby amended by deleting the phrase "A Term Loans, B Term Loans, C Term Loans, Revolving Loans or Swingline Loans" appearing therein and by inserting in lieu thereof the phrase "A Term Loans, B Term Loans, C Term Loans, Tranche 2 Converted Term Loans, Revolving Loans, Tranche 2 Revolving Loans or Swingline Loans".

                  12. Section 4.01(v) of the Credit Agreement is hereby amended by deleting the phrase "Term Loans" appearing therein and by inserting in lieu thereof the phrase "Term Loans and/or Tranche 2 Converted Term Loans".

                  13. Section 4.02(a) of the Credit Agreement is hereby amended by redesignating such Section as Section 4.02(a)(i), and by inserting at the end thereof the following new clause (ii):

                  "(ii) If on any date the aggregate outstanding principal amount of Tranche 2 Revolving Loans exceeds the Total Tranche 2 Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of Tranche 2 Revolving Loans in an aggregate amount equal to such excess."

                  14. (a) Sections 4.02(e) through 4.02(n) of the Credit Agreement are hereby redesignated Section 4.02(f) through 4.02(o), respectively and (b) the following new Section 4.02(e) is hereby inserted immediately after
Section 4.02(d):

                  "(e) In addition to any other mandatory repayments pursuant to this Section 4.02, the Borrower shall repay, on each date set forth below, the Tranche 2 Converted Term Loans in an amount equal to the product of (x) the aggregate principal amount of

         Tranche 2 Revolving Loans converted to Tranche 2 Converted Term Loans on the Tranche 2 Conversion Date multiplied by (y) the percentage set forth below opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02, a "Scheduled Tranche 2 Repayment"):

                  SCHEDULED REPAYMENT DATE                          AMOUNT

                      September 30, 2002                              81/3%
                      December 31, 2002                               81/3%
                      March 31, 2003                                  81/3%
                      June 30, 2003                                   81/3%
                      September 30, 2003                              81/3%
                      December 31, 2003                               81/3%
                      March 31, 2004                                  81/3%
                      June 30, 2004                                   81/3%
                      September 30, 2004                              81/3%
                      December 31, 2004                               81/3%
                      March 31, 2005                                  81/3%
                      Revolving Loan Maturity Date                    81/3%"

                  15. All references to Section 4.02(k) or 4.02(n) of the Credit Agreement (before giving effect to this Amendment) are hereby amended to reference Section 4.02(l) and 4.02(m), respectively.

                  16. Sections 4.02(e), (f), (g), (h), (i) and (j) of the Credit Agreement (in each case before giving effect to this Amendment) are hereby amended by (i) deleting each reference to "outstanding Term Loans" appearing therein and inserting "outstanding Term Loans and Tranche 2 Converted Term Loans" in lieu thereof, (ii) deleting the reference to "Term Loans" appearing in the second proviso in Sections 4.02(g) and 4.02(i) inserting "Term Loans or Tranche 2 Converted Term Loans" in lieu thereof and (iii) deleting the reference to "Term Loans" appearing in Section 4.02(j) thereof and inserting "Term Loans and Tranche 2 Converted Term Loans" in lieu thereof.

                  17. Section 4.02(k) of the Credit Agreement (before giving effect to this Amendment; redesignated as Section 4.02(l) pursuant to this Amendment) is hereby amended to read in its entirety as follows:

                  "(l) The amount of each principal repayment of Term Loans and Tranche 2 Converted Term Loans made as required by Sections 4.02(f),
         (g), (h) and (j) shall be applied (i) first, to reduce the principal amount of A Term Loans, B Term Loans and C Term Loans PRO RATA based on the A Tranche Percentage, the B Tranche Percentage and C Tranche Percentage, respectively, and based on the outstanding principal amounts thereof and to reduce the then remaining Scheduled Repayments of each respective Tranche of Term Loans on a PRO RATA basis based on the amount of such Scheduled Repayments after giving effect to all prior reductions thereto and (ii) second, to reduce the original amount of Tranche 2 Converted Term Loans based on the outstanding principal amounts thereof and to reduce the then remaining Scheduled Tranche 2 Repayments on a PRO RATA basis based on the amount of such Scheduled Tranche 2 Repayments after giving effect to all prior reductions thereto. The amount of each principal repayment of Term Loans and Tranche 2 Converted Term Loans, made as required by Section 4.02(i) shall be applied (i) first, to reduce the principal amount of A Term Loans, (ii) second, to reduce the principal amount of B Term Loans and C Term Loans PRO RATA based on the B Tranche Percentage and C Tranche Percentage (with reductions of C Term Loans to be applied pro rata to each C Term Loan Sub-Facility (then existing)), respectively, and (iii) third, to reduce the principal amount of Tranche 2 Converted Term Loans, and in each case based on the outstanding principal amounts thereof and to reduce the then remaining Scheduled Repayments of each respective
         Tranche of Term Loans or of Tranche 2 Converted Term Loans in direct order of maturity.

                  18. Section 4.02(l) of the Credit Agreement (before giving effect to this Amendment; redesignated as Section 4.02(m) pursuant to this Amendment) is hereby amended by deleting the third and fourth sentences therein and inserting the following in lieu thereof:

         "Notwithstanding the foregoing provisions of this Section 4.02, if at any time the mandatory prepayment of Term Loans or Tranche 2 Converted Term Loans pursuant to Sections 4.02(f) through (j) above, or repayments of Eurodollar Loans pursuant to Section 1.10(b) would result, after giving effect to the procedures set forth above, in the Borrower incurring breakage costs under Section 1.11 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans), then the Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Administrative Agent (which deposit must be equal in amount to the amount of Affected Eurodollar Loans no immediately prepaid) to be held as security for the obligations of the Borrower hereunder pursuant to a cash collateral arrangement to be agreed upon in form and substance satisfactory to the Administrative Agent and the Borrower, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Term Loans or Tranche 2 Convertible Term Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the Borrower), to repay an aggregate principal amount of such Term Loans, as the case may be, equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the sole benefit of the Banks whose Term Loans or Tranche 2 Converted Term Loans would otherwise have been immediately repaid with the amounts deposited and upon the taking of any action by the Administrative Agent or the Banks pursuant to the remedial provisions of Section 9, any amounts held as cash collateral pursuant to this
         Section 4.02(m) shall, subject to the requirements of applicable law, be immediately applied to the Term Loans or Tranche 2 Converted Term Loans, as the case may be."

                  19. Section 4.02(m) of the Credit Agreement (before giving effect to this Amendment; redesignated as Section 4.02(n) pursuant to this Amendment) is hereby amended by inserting the following new sentence at the end thereof:

         "All outstanding Tranche 2 Converted Term Loans shall be repaid in full on the Revolving Loan Maturity Date."

                  20. Section 4.02(n) of the Credit Agreement (before giving effect to this Amendment; redesignated as Section 4.02(o) pursuant to this Amendment) is hereby amended by (a) deleting the reference to "Sections 4.02(e),
(f), (g), (h) and/or (i)" appearing therein and inserting in lieu thereof a reference to "Sections 4.02(f), (g), (h), (i) and/or (j)" and (b) deleting the last sentence thereof and inserting in lieu thereof the following sentence:

         "In the event that any such Bank waives all or part of such right to receive any such Waivable Mandatory Repayment, the Administrative Agent shall apply 100% of the amount so waived by such Bank to the A Term Loans (and, to the extent the A Term Loans have been paid in full, the Tranche 2 Converted Term Loans) in accordance with Section 4.02(l) (provided that once all A Term Loans and Tranche 2 Converted Term Loans have been repaid in full, the amount so waived may be retained by the Borrower)."

                  21. Section 6.08 of the Credit  Agreement is hereby amended by
(i) redesignating clauses (c) and (d) thereof as clauses (d) and (e), and (ii) inserting the following new clause (c) immediately following clause (b) thereof:

                  "(c) All proceeds of the Tranche 2 Revolving Loans shall be used by the Borrower to make Capital Expenditures, to the extent permitted by this Agreement."

                  22. Section 7.15 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

         "Furthermore, the Borrower shall no later than 90 days following the Tranche 2 Conversion Date, enter into, and thereafter maintain, Interest Rate Protection Agreements, satisfactory to the Administrative Agent, with a term of at least two years from the Tranche 2 Conversion Date, establishing a fixed or a maximum interest rate acceptable to the Administrative Agent in respect of at least 50% of the outstanding Tranche 2 Converted Term Loans."

                  23. Sections 8.02(ii) and 8.02(iii) of the Credit Agreement are hereby amended by deleting each reference to "Section 4.02(g)" therein and inserting "Section 4.02(h)" in lieu thereof.

                  24. Section 8.02(xii) of the Credit Agreement is hereby amended by (i) deleting the phrase "Term Loans" appearing therein and by inserting in lieu thereof the phrase "Term Loans and/or Tranche 2 Converted Term Loans" and (ii) deleting the reference to "Section 4.02(g)" therein and inserting "Section 4.02(h)" in lieu thereof.

                  25. Section 8.02(xiii) of the Credit Agreement is hereby amended by (i) deleting the phrase "Term Loans" appearing therein and by inserting in lieu thereof the phrase "Term Loans and/or Tranche 2 Converted Term Loans" and (ii) deleting each reference of "Section 4.02(g)" therein and inserting "Section 4.02(h)" in lieu thereof.

                  26. Section 8.04(viii) of the Credit Agreement is hereby amended by deleting the reference to "Section 4.02(f)" appearing therein and inserting "Section 4.02(g)" in lieu thereof.

                  27. Section 8.07(a) of the Credit Agreement is hereby amended by deleting the first two columns from the chart appearing therein and inserting the following in lieu thereof:

                  "Six Quarter Period ending December 31, 2000     $185,000,000
                  Fiscal Year ending December 31, 2001               75,000,000"

                  28. Section 8.07(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(b) In addition to the Capital Expenditures permitted to be made pursuant to clause (a) of this Section 8.07, the Borrower and its Subsidiaries may make Capital Expenditures (i) with the proceeds of Asset Sales to the extent such proceeds are not required to be applied to repay Term Loans or Tranche 2 Converted Term Loans pursuant to Section 4.02(h), (ii) to the extent that any Permitted Acquisition in accordance with Section 7.14 constitutes a Capital Expenditure, (iii) in an amount equal to the then Available Retained ECF Amount, (iv) with the proceeds of insurance, and (v) consisting of cash restructuring costs related to the Transaction or the integration of the businesses acquired pursuant to the Acquisitions, provided that the amount of Capital Expenditures made pursuant to this clause (v), when added to the aggregate amount of cash restructuring charges related to the Transaction or the integration of the businesses acquired pursuant to the Acquisitions but which do not constitute Capital Expenditures, does not exceed $15,000,000."

                  29.  Notwithstanding  anything to the  contrary  contained  in
Section 8.10 of the Credit  Agreement,  the Lenders hereby waive compliance with
Section 8.10 for each of the Test Periods ending June 30, 2000, September 30, 2000 and December 31, 2000.

                  30. The definition of "Applicable Commitment Fee Percentage" appearing in Section 10 the Credit Agreement is hereby amended by (i) deleting the text "shall mean, for purposes of calculating the applicable Commitment Fee on the daily Unutilized Commitment of any Bank" and inserting "shall mean, for purposes of calculating the applicable Commitment Fee and Tranche 2 Commitment Fee on the daily Unutilized Commitment or Unutilized Tranche 2 Commitment, as the case may be, of any Bank" and (ii) inserting "or Tranche 2 Revolving Loan Commitment, as the case may be" immediately after "Revolving Loan Commitment" appearing in the last sentence thereof.

                  31. The definition of "Excess Cash Flow" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the reference to "Section 4.02(b), (c) or (d)" appearing therein and inserting "Section 4.02(b),
(c), (d) or (e)" in lieu thereof.

                  32. Section 10 of the Credit Agreement is hereby further amended by (i) deleting the following defined terms in their entirety:
"Available Retained ECF Amount", "Commitment", "Loan", "Minimum Borrowing Amount", "Note", "Required Banks", "Scheduled Repayments", "Total Commitment" and "Tranche" and (ii) inserting the following new defined terms in appropriate alphabetical order:

                  "Available Retained ECF Amount" shall mean, from and after any complete fiscal year of the Borrower ending on or after December 31, 2000, (i) an amount which is initially equal to zero, plus (ii) an amount of Excess Cash Flow permitted to be retained by the Borrower in any Excess Cash Payment Period after giving effect to the calculation of Excess Cash Flow for the previous Excess Cash Payment Period and the payment of loans required pursuant to Section 4.02(i) during such Excess Cash Payment Period minus (iii) the amount of Excess Cash Flow for any Excess Cash Payment Period in which Excess Cash Flow was a negative number, minus (iv) any amount of the Excess Cash Flow retained by the Borrower as described by clause (ii) above and used to make Capital Expenditures as permitted by Section 8.07(b)(iii), minus (v) any amount designated as Available Retained ECF Amount and utilized to repurchase Senior Subordinated Notes in accordance with the proviso to
         Section 8.11(i). Notwithstanding anything to the contrary contained above, (a) the Available Retained ECF Amount shall be zero until the occurrence of the first Excess Cash Payment Date and (b) solely for purposes of determining the Available Retained ECF Amount, (i) in calculating Excess Cash Flow for the fiscal year ending December 31, 2000, only the first $40,000,000 of Consolidated Capital Expenditures made during such fiscal year shall be deducted, and (ii) in calculating Excess Cash Flow for the fiscal year ending December 31, 2001, only the first $37,500,000 of Consolidated Capital Expenditures made during such fiscal year shall be deducted.

                  "Commitment" shall mean any of the commitments of any Bank, I.E., whether the A Term Loan Commitment, B Term Loan Commitment, C Term Loan Commitment, Revolving Loan Commitment or Tranche 2 Revolving Loan Commitment.

                  "First Amendment" shall mean the First Amendment, dated as of April 25, 2000, to this Agreement.

                  "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

                  "Loan" shall mean each Term Loan, Tranche 2 Converted Term Loan, Revolving Loan, Tranche 2 Revolving Loan and Swingline Loan made by any Bank hereunder.

                  "Minimum Borrowing Amount" shall mean (i) with respect to Term Loans $5,000,000 (ii) with respect to Revolving Loans and Tranche 2 Revolving Loans maintained as Eurodollar Loans, $1,000,000 (and multiples of $500,000 in excess thereof), (iii) with respect to Revolving Loans and Tranche 2 Revolving Loans maintained as Base Rate Loans, $500,000 (and multiples of $100,000 in excess thereof) and (iv) with respect to Swingline Loans, $100,000.

                  "Note" shall mean each Term Note, each Revolving Note, each Tranche 2 Revolving/Converted Term Note and the Swingline Note.

                  "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans, Revolving Loan Commitments (or, after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and Revolving Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) and Tranche 2 Revolving Loan Commitments (or, after the Total Tranche 2 Revolving Loan Commitment has been terminated, outstanding Tranche 2 Revolving Loans or Tranche 2 Converted Term Loans, as the case may be) constitute greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Banks, (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks (or, after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Revolving Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time) and
         (iii) the Total Tranche 2 Revolving Loan Commitment less the Tranche 2 Revolving Loan Commitments of Defaulting Banks (or, after the Total Tranche 2 Revolving Loan Commitment has been terminated, the total outstanding Tranche 2 Revolving Loans or Tranche 2 Converted Term Loans, as the case may be, of Non-Defaulting Banks at such time).

                  "Scheduled Repayments" shall mean each A Term Loan Scheduled Repayment, each B Term Loan Scheduled Repayment, each C Term Loan Scheduled Repayment and each Tranche 2 Converted Term Loan Scheduled Repayment.

                  "Scheduled   Tranche  2  Repayment"  shall  have  the  meaning
         provided in Section 4.02(e).

                  "Total Commitment" shall mean the sum of the Total A Term Loan Commitment, the Total B Term Loan Commitment, the Total C Term Loan Commitment, the Total Revolving Loan Commitment and the Total Tranche 2 Revolving Loan Commitment.

                  "Total Tranche 2 Revolving Loan Commitment" shall mean the sum of the Tranche 2 Revolving Loan Commitments of each of the Banks.

                  "Total Unutilized Tranche 2 Revolving Loan Commitment" shall mean, at any time, (i) the Total Tranche 2 Revolving Loan Commitment at such time less (ii) the aggregate principal amount of all Tranche 2 Revolving Loans outstanding at such time.

                  "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being six separate Tranches, I.E., A Term Loans, B Term

         Loans, C Term Loans, Revolving Loans, Swingline Loans and Tranche 2 Revolving Loans (or Tranche 2 Converted Term Loans, as the case may be).

                  "Tranche 2 Commitment Fee" shall have the meaning  provided in
         Section 3.01(e).

                  "Tranche 2 Conversion Date" shall mean April 21, 2002.

                  "Tranche 2 Converted Term Loan" shall have the meaning provided in Section 1.01(g).

                  "Tranche 2 Converted Term Loan Facility" shall mean the Facility evidenced by the Tranche 2 Converted Term Loans.

                  "Tranche 2 Revolving Loan" shall have the meaning  provided in
         Section 1.01(f).

                  "Tranche 2 Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "Tranche 2 Revolving Loan Commitment," as the same may be reduced or terminated pursuant to Sections 3.02, 3.03 and/or 9.

                  "Tranche 2 Revolving Loan Facility" shall mean the Facility evidenced by the Total Tranche 2 Revolving Loan Commitment.

                  "Tranche 2 Revolving/Converted Term Note" shall have the meaning provided in Section 1.05(a).

                  "Unutilized Tranche 2 Commitment" with respect to any Bank at any time, shall mean such Bank's Tranche 2 Revolving Loan Commitment at such time, if any, less the sum of the aggregate outstanding principal amount of all Tranche 2 Revolving Loans made by such Bank.

                  33. Section 13.04(b) of the Credit Agreement is hereby amended by (i) deleting the phrase "Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans" appearing in clause
(x) thereof and inserting in lieu thereof the phrase "Revolving Loan Commitments (and related outstanding Obligations hereunder), Tranche 2 Revolving Loan Commitments (and related outstanding Obligations hereunder) and/or its outstanding Term Loans and/or Tranche 2 Converted Term Loans", (ii) deleting the phrase "Revolving Loan Commitments (and related outstanding Obligations hereunder) and/or outstanding principal amount of Term Loans" appearing in clause (y) thereof and inserting in lieu thereof the phrase "Revolving Loan Commitments (and related outstanding Obligations hereunder), Tranche 2 Revolving Loan Commitments (and related outstanding Obligations hereunder) and/or outstanding principal amount of Term Loans and/or Tranche 2 Converted Term Loans", (iii) deleting each phrase "Revolving Loan Commitments and/or outstanding Term Loans" appearing in the provisos contained therein and inserting in lieu thereof "Revolving Loan Commitments, Tranche 2 Revolving Loan Commitments, Term Loans and/or Tranche 2 Converted Term Loans", (iv) deleting the phrase "To the extent that an assignment of all or any portion of a Bank's Revolving Loan Commitment" appearing in the fourth sentence thereof and inserting in lieu thereof "To the extent that an assignment of tall or any portion of a Bank's Revolving Loan Commitment or Tranche 2 Revolving Loan Commitment".

                  34. Annex I to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the new Annex I in the form attached hereto.

                  35. The Credit Agreement is hereby further amended by inserting a new Exhibit B-6 thereto in the form of Exhibit B-6 attached hereto.

                  36. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Credit Document, effective as of March 31, 2000, the Banks hereby agree to the transfer by the Borrower of all or substantially all of its assets (other than capital stock of any of its Subsidiaries) to Franklin Plastics Holdings LLC (the "New Subsidiary"), a newly-created Wholly-Owned Domestic Subsidiary directly owned by the Borrower, PROVIDED that upon the creation of the New Subsidiary, the Borrower will (i) pledge 100% of the equity interests of the New Subsidiary pursuant to the Pledge Agreement and take the actions set forth in Section 3.2 of the Pledge Agreement and (ii) cause the New Subsidiary to satisfy the conditions set forth in Section 8.15 of the Credit Agreement.

II.      MISCELLANEOUS

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                  3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  4. This Amendment shall become effective on the date (the "First Amendment Effective Date") when:

                  (a) each Credit Party, the Required Banks and each Bank which is assuming a Tranche 2 Revolving Loan Commitment pursuant to this Amendment shall have signed a counterpart hereof and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

                  (b) the Borrower shall have delivered to the Administrative Agent a Tranche 2 Revolving/Converted Term Note for each Bank which is assuming a Tranche 2

         Revolving Loan Commitment pursuant to this Amendment, in the amount, maturity and as otherwise provided in the Credit Agreement, to the extent requested by any such Bank;

                  (c) the Borrower shall have delivered to the Administrative Agent a certified copy of resolutions duly adopted by the Borrower authorizing the Tranche 2 Revolving Loan Facility and the Tranche 2 Converted Term Loan Facility contemplated by this Amendment;

                  (d) the Borrower shall have paid in cash to the Administrative Agent for distribution to each Bank assuming a Tranche 2 Revolving Loan Commitment, a fee equal to 0.375% of such Bank's Tranche 2 Revolving Loan Commitment;

                  (e) the Borrower shall have paid in cash to the Administrative Agent for distribution to each Bank which executes and delivers a counterpart of this Amendment by 5:00 p.m. (New York time) on April 25, 2000, a fee equal to 0.05% of the sum of such Bank's outstanding A Term Loans, B Term Loans and Revolving Loan Commitment; and

                  (f) the Borrower shall have paid to the Administrative Agent and each of the Banks all other fees and expenses to the extent due and payable.

                  5. In order to induce the Banks enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this Amendment.

                  6. By executing and delivering a counterpart hereof, each Subsidiary Guarantor hereby agrees that all Loans (including, without limitation, the Tranche 2 Revolving Loans and Tranche 2 Converted Term Loans which may be incurred after giving effect to this Amendment) shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

                  7. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     CONSOLIDATED CONTAINER HOLDINGS LLC


                                     By
                                       -----------------------------------------
                                     Title:

                                     CONSOLIDATED CONTAINER COMPANY
                                     LLC


                                     By:  Consolidated Container Holdings LLC,
                                          as its Sole Member and Manager


                                       By
                                         ---------------------------------------
                                     Title:

                                     BANKERS TRUST COMPANY,
                                     Individually and as Administrative Agent


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                     Individually and as
                                     Documentation Agent


                                     By
                                       -----------------------------------------
                                     Title:


                                     DONALDSON, LUFKIN & JENRETTE
                                     SECURITIES CORPORATION,
                                     Individually and as Syndication Agent


                                     By
                                       -----------------------------------------
                                     Title:


                                     ATHENA CDO, LIMITED


                                     By:
                                        ----------------------------------------
                                     Title:


                                     BANCO POPULAR DE PUERTO RICO


                                     By:
                                        ----------------------------------------
                                     Title:





                                     By:
                                        ----------------------------------------
                                     Title:

                                     BANK AUSTRIA CREDITANSTALT


                                     By:
                                        ----------------------------------------
                                     Title:


                                     By:
                                        ----------------------------------------
                                     Title:


                                     BANK OF MONTREAL


                                     By:
                                        ----------------------------------------
                                     Title:


                                     THE BANK OF NEW YORK


                                     By:
                                        ----------------------------------------
                                     Title:


                                     THE BANK OF NOVA SCOTIA


                                     By:
                                        ----------------------------------------
                                     Title:


                                     BANKBOSTON, N.A.


                                     By:
                                        ----------------------------------------
                                     Title:


                                     BANK POLSKA KASA OPIEKI, S.A.


                                     By:
                                        ----------------------------------------
                                     Title:


                                     BEDFORD CDO, LIMITED


                                     By:
                                        ----------------------------------------
                                     Title:

                                     CAPTIVA III FINANCE, LTD.


                                     By:
                                        ----------------------------------------
                                     Title:


                                     CAPTIVA IV FINANCE, LTD.


                                     By:
                                        ----------------------------------------
                                     Title:


                                     DG BANK
                                     DEUTSCHE GENOSSENSCHAFTSBANK AG


                                     By:
                                        ----------------------------------------
                                     Title:


                                     By:
                                        ----------------------------------------
                                     Title:


                                     THE DAI-ICHI KANGYO BANK, LIMITED


                                     By:
                                        ----------------------------------------
                                     Title:


                                     EATON VANCE INSTITUTIONAL SENIOR LOAN


                                     By:
                                        ----------------------------------------
                                     Title:


                                     EATON VANCE SENIOR INCOME TRUST


                                     By:
                                        ----------------------------------------
                                     Title:


                                     ERSTE BANK DER OESTERREINCHISCHEN
                                     SPARKASSEN


                                     By:
                                        ----------------------------------------
                                     Title:



                                     By:
                                        ----------------------------------------
                                     Title:

                                     FLEET NATIONAL BANK


                                     By:
                                        ----------------------------------------
                                     Title:


                                     FIRSTRUST BANK


                                     By:

                                     Title:


                                     FIRST UNION NATIONAL BANK


                                     By:
                                        ----------------------------------------
                                     Title:


                                     GENERAL ELECTRIC CAPITAL
                                     CORPORATION


                                     By:
                                        ----------------------------------------
                                     Title:


                                     BAYERESCHE HYPO-UND VEREINSBANK
                                     AG, NEW YORK BRANCH


                                     By:
                                        ----------------------------------------
                                     Title:



                                     By:
                                        ----------------------------------------
                                     Title:

                                     THE INDUSTRIAL BANK OF JAPAN,
                                     LIMITED


                                     By:
                                        ----------------------------------------
                                     Title:


                                     ILLINOIS STATE UNIVERSITIES RETIREMENT
                                     SYSTEM


                                     By:
                                        ----------------------------------------
                                     Title:


                                     THE GOVERNOR AND COMPANY OF THE
                                     BANK OF IRELAND


                                     By:
                                        ----------------------------------------
                                     Title:



                                     By:
                                        ----------------------------------------
                                     Title: Manager


                                     KZH LANGDALE LLC


                                     By:
                                        ----------------------------------------
                                     Title:


                                     KZH WATERSIDE LLC


                                     By:
                                        ----------------------------------------
                                     Title:


                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION


                                     By:
                                        ----------------------------------------
                                     Title:


                                     NATIONAL CITY BANK


                                     By:
                                        ----------------------------------------
                                     Title:

                                     NATEXIS BANQUE BFCE


                                     By:
                                        ----------------------------------------
                                     Title:


                                     OAK BROOK BANK


                                     By:
                                        ----------------------------------------
                                     Title:


                                     SENIOR DEBT PORTFOLIO


                                     By:
                                        ----------------------------------------
                                     Title:


                                     SEQUILS I, LTD.


                                     By:
                                        ----------------------------------------
                                     Title:


                                     SUMITOMO TRUST & BANKING CO., LTD.


                                     By:
                                        ----------------------------------------
                                     Title:


                                     SUMMIT BANK


                                     By:
                                        ----------------------------------------
                                     Title:


                                     TCW LEVERAGED INCOME TRUST L.P.


                                     By:
                                        ----------------------------------------
                                     Title:


                                     TCW LEVERAGED INCOME TRUST II L.P.


                                     By:
                                        ----------------------------------------
                                     Title:


                                     WEBSTER BANK


                                     By:
                                        ----------------------------------------
                                     Title:



                                                                      SCHEDULE I


                                   COMMITMENTS


                                     A                   B                  C             Revolving            Tranche 2
                                 Term Loan           Term Loan          Term Loan            Loan            Revolving Loan
           Bank                  Commitment          Commitment         Commitment        Commitment           Commitment
           ----                  ----------          ----------         ----------        ----------         --------------

Bankers Trust Company           10,226,562.50             0                 0            6,375,000.00           8,500,000.00

Morgan Guaranty Trust                 0                   0                 0                 0                10,000,000.00
Company of New York

Donaldson, Lufkin &                   0                   0                 0                 0                10,000,000.00
Jenrette Securities
Corporation

Bank of Montreal                 4,511,718.75        7,462,500.00           0            2,812,500.00                0

Banco Popular de Puerto          4,511,718.75        7,462,500.00           0            2,812,500.00           5,000,000.00
Rico

Bank Austria Creditanstalt       6,015,625.00       14,925,000.00           0            3,750,000.00                0

National City Bank               6,617,187.50        3,980,000.00           0            4,125,000.00           5,000,000.00

Mitsubishi Trust and             7,519,531.25       12,437,500.00           0            4,687,500.00                0
Banking

IBJ, Ltd.                        5,113,281.25        7,462,500.00           0            4,687,500.00           5,000,000.00

Webster                          6,015,625.00             0                 0            3,750,000.00                0

Hypoverinsbank                   5,263,671.87       16,168,750.00           0            3,281,250.00                0

DG Bank                          4,511,718.75        7,462,500.00           0            2,812,500.00                0

Bank of Nova Scotia              7,519,531.25             0                 0            4,687,500.00                0

Bank of New York                 4,511,718.75        7,462,500.00           0            2,812,500.00                0

GECC                             6,040,928.82        5,000,000.00           0            3,765,773.81                0

First Trust                      6,015,625.00             0                 0            3,750,000.00                0

Erste Bank                       6,015,625.00        4,975,000.00           0            3,750,000.00                0



                                                                      SCHEDULE I


                                   COMMITMENTS


                                     A                   B                  C             Revolving            Tranche 2
                                 Term Loan           Term Loan          Term Loan            Loan            Revolving Loan
           Bank                  Commitment          Commitment         Commitment        Commitment           Commitment
           ----                  ----------          ----------         ----------        ----------         --------------

Fleet Bank, N.A.                16,242,187.50             0                 0           10,125,000.00                0

Bank Boston                     10,226,562.50             0                 0            4,875,000.00                0

Bank of Ireland                  9,023,437.50             0                 0            5,625,000.00                0

Bank Polska Kasa Opieki          3,007,812.50             0                 0            1,875,000.00                0

Dai-ichi Kangyo Bank,            4,511,718.75        7,462,500.00           0            2,812,500.00                0
Limited

Eaton Vance Institutional             0                497,500.00           0                 0                      0
Senior Loan

Eaton Vance Senior Income             0              2,985,000.00           0                 0                      0
Trust

Eaton Vance Senior Debt               0             33,033,750.00           0                 0                      0
Portfolio

First Union National Bank             0             24,875,000.00           0                 0                      0

KZH Langdale LLC                      0              4,975,000.00           0                 0                      0

KZH Waterside LLC                     0              9,950,000.00           0                 0                      0

Natexis Banque BFCE              3,007,812.50        4,975,000.00           0            1,875,000.00                0

Athena CDO, Limited                   0              2,487,500.00           0                 0                      0

Bedford CDO, Limited                  0              1,990,000.00           0                 0                      0

Captiva III Finance,                  0              4,975,000.00           0                 0                      0
Limited

Captiva IV Finance, Limited           0              4,975,000.00           0                 0                      0





                                                                      SCHEDULE I


                                   COMMITMENTS


                                     A                   B                  C             Revolving            Tranche 2
                                 Term Loan           Term Loan          Term Loan            Loan            Revolving Loan
           Bank                  Commitment          Commitment         Commitment        Commitment           Commitment
           ----                  ----------          ----------         ----------        ----------         --------------

Illinois State                        0              8,955,000.00           0                 0                      0
Universities Retirement
System

Sumitomo Trust & Banking              0              9,975,000.00           0                 0                      0
Co., Ltd.

Summit Bank                      3,433,680.56             0                 0            2,140,476.19                0

TCW Leveraged Income Trust            0              4,975,000.00           0                 0                      0
L.P.

TCW Leveraged Income Trust            0              4,975,000.00           0                 0                      0
II L.P.

TCW Sequils I, Ltd.                   0              6,965,000.00           0                 0                      0

Oak Brook Bank                   4,511,718.75             0                 0            2,812,500.00           1,562,500.00

                      Total   $144,375,000.00*    $233,825,000.00*         $0          $90,000,000.00         $45,062,500.00
                              ==============================================================================================

* Outstanding as of the First Amendment Effective Date


                                                                     EXHIBIT B-6


                 FORM OF TRANCHE 2 REVOLVING/CONVERTED TERM NOTE

$___________                                                  New York, New York
                                                                 ----------, ---


                  FOR VALUE RECEIVED, CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the "Borrower"), hereby promises to pay to __________ or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 on the Revolving Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of _____________ DOLLARS ($__________) or, if less, the unpaid principal amount of all Tranche 2 Revolving Loans and Tranche 2 Converted Term Loans (each as defined in the Agreement) made by the Bank pursuant to the Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

                  This Note is one of the Tranche 2 Revolving/Converted Term Notes referred to in the Credit Agreement, dated as of July 1, 1999, among Consolidated Container Holdings LLC, the Borrower, the financial institutions from time to time party thereto (including the Bank), Morgan Guaranty Trust Company of New York, as Documentation Agent, Donaldson, Lufkin & Jenrette Securities Corporation, as Syndication Agent and the Administrative Agent (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof. This Note is also entitled to the benefits of the Guaranties (as defined in the Agreement) and is secured by and entitled to the benefits of the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part.

                  In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                  CONSOLIDATED CONTAINER COMPANY LLC


                                  By
                                    --------------------------------------------
                                    Name:
                                    Title: